UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

D.R. Horton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1341 Horton Circle, Arlington, Texas 76011

(Address of principal executive offices)

(817) 390-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	DHI	New York Stock Exchange
5.750% Senior Notes due 2023	DHI 23A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Effective May 28, 2020, D.R. Horton, Inc. (the “Company”) and certain subsidiaries of the Company, as Guarantors, entered into a credit agreement with the lenders named therein and Mizuho Bank, Ltd., as administrative agent (the “Credit Agreement”) with respect to a $375 million 364-day senior unsecured revolving credit facility (the “Credit Facility” or the “Facility”).

The Credit Facility has an uncommitted $175 million accordion feature which could increase the Facility to up to $550 million, subject to certain conditions and availability of additional bank commitments. Pricing under the Facility is determined by a Pricing Schedule that is based on the Company’s Leverage Ratio. The Credit Facility will mature on May 27, 2021.

The Credit Agreement includes affirmative and negative covenants, events of default, and financial covenants that are the same as those contained in the credit agreement governing the Company’s $1.59 billion senior unsecured revolving credit facility maturing on October 2, 2024.

The description and terms of the Credit Facility provided herein are qualified in their entirety by reference to the full and complete terms contained in the Credit Agreement governing the Facility which is attached to this Form 8-K as Exhibit 10.1. Capitalized terms not defined herein are defined in the Credit Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01. “Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1*

364-Day Credit Agreement, dated May 28, 2020, among D.R. Horton, Inc., the guarantors party thereto, Mizuho Bank, Ltd., as administrative agent, joint book runner, arranger, and a lender, and the other lenders party thereto.

104**	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101).

*	Filed or furnished herewith.
**	Submitted electronically herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.

Date: June 1, 2020	By:	/s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

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